ASSIGNMENT AGREEMENT

THIS AGREEMENT, is made and entered into as of this 25th day of March 2006, by and between:

HM FLOOD BUSINESS TRUST LTD, a duly organized and existing trust, and having its registered office at 5809 Raven Drive, Charleston, WV 25306 (“HM Trust”); and

WASTECH OF WEST VIRGINA, INC., a corporation duly organized and existing under the laws of the State of West Virginia, and having its head office at 3 Broad Street, Suite 3-A, Charleston, SC 29401 (“Wastech”).

(HM Flood and Wastech shall individually be referred to as a “Party”, and all collectively as the “Parties”).

WITNESSETH:

WHEREAS, On February 23rd, 2006 H3, LLC and the HM Trust entered into that Sales Contract for the purchase of certain coal and mineral rights in the State of West Virginia, a copy of which is attached hereto as Exhibit A; and

WHEREAS, on February 23rd, 2006 H3, LLC and the HM Trust also entered into that Sales Contract for the purchase of certain oil and gas rights in the state of West Virginia, a copy of which is attached hereto as Exhibit B (both Agreements above collectively referred  to as, the “Master Agreements”); and

WHEREAS, Wastech desires to assign the Master Agreements and HM Trust wishes to permit the assignment of the Master Agreements to Wastech.

NOW, THEREFORE, intending to be bound, the Parties hereto agree as follows:

Article 1

Assignment

1.1

In consideration of $58,500.00, in hand paid, and refundable should the Master Agreements not Close for any reason, plus such other additional consideration as defined in Exhibit C, should the Master Agreements Close as contemplated, attached hereto and incorporated herein by this reference, HM Trust hereby assigns all of its rights, obligations, and liabilities under the Master Agreements to Wastech, and Wastech hereby accepts such assignment (“Assignment”). Insofar as rights and obligations under the Master Agreements from the date of execution of this Agreement are concerned, references to HM Trust therein shall be deemed replaced with references to Wastech.

1.2

As of the of execution of this Agreement, HM Trust shall have no further rights, obligations, and liabilities of any kind whatsoever under the Master Agreements, including the terms, conditions, covenants, agreements, and exhibits contained therein.

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Article 2

Indemnification

Wastech shall indemnify and hold harmless HM Trust against any and all loss, liability, damage or expenses which may be incurred by HM Trust due to any claims of a third party in connection with the breach, default or non-performance of the Master Agreements by Wastech on or after the date of execution of this Agreement.

Article 3

Consent to Assignment by H3, LLC

Pursuant to the foregoing terms and conditions, H3, LLC hereby grants its consent to the Assignment and represents and warrants that it shall not raise any claim against HM Trust in connection with the breach, default or non-performance of the Master Agreements by Wastech on or after the date of execution of this Agreement.

Article 4

Continued Effectiveness

Except as otherwise provided herein, all terms and conditions of the Master Agreements shall remain effective with respect to Wastech and H3, LLC.

Article 5

Dispute Resolution

This Agreement shall be governed by the laws of the State of West Virginia. Any dispute or controversy arising from this Agreement shall be subject to the dispute resolution procedures provided for under the respective laws and procedures of the State of West Virginia.

Article 6

General

6.1

This Agreement contains the entire understanding among the Parties hereto with respect to the matters covered herein and supersedes and cancels any prior understanding with respect to the matters covered herein; and

6.2    No changes, alterations or modifications hereto shall be effective unless made in writing and signed by all the Parties.

IN WITNESS WHEREOF, the Parties hereto have caused this Agreement to be executed by their duly authorized representatives as of the date first written above.

Wastech of West Virginia, Inc.	H. M. Flood Business Trust Ltd.
By: /s/	BY:/s/
Name: Richard Tuorto	Name: John F. Hale Jr.
Title: President	Title: Trustee

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EXHIBIT A

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H3 LLC SALES CONTRACT

THIS AGREEMENT, made this 23rd day of February, 2006 by and between H3 LLC, Route 1, Box 605, Milton, WV 25541, a West Virginia Limited Liability Company hereinafter called the Sellers and the H. M. Flood Business Trust, Ltd, William O’Dell Harris and John F. Hale, Jr. Trustees, 5809 Raven Drive, Charleston, WV 25306 hereinafter called the Buyers.

WITNESSETH:  That in consideration of the mutual promises and covenants contained herein, the parties hereto agree as follows:

1.

SALE.  That the Sellers hereby agree to sell to the Buyers and the Buyers do hereby agree to buy from the Sellers all of the following described properties in the State of West Virginia:  All of the Coal and any other Mineral rights (excepting and reserving all surface, oil and gas rights) described in Exhibit A, being more fully described in the Deed Book and Page References in Exhibit A, which said descriptions are hereby incorporated by reference.

2.

PURCHASE PRICE.  The Buyers agree to pay to the Sellers and the Sellers agree to accept from the Buyers as full and complete payment for the subject properties the total sum of

A.	Four Hundred Thousand Dollars ______________	$400,000.00
B.	Earnest Money Deposit paid herewith in the form of Forty Thousand Dollars ___________________	$40,000.00
C.	Balance to be paid in full at settlement Three Hundred Sixty Thousand Dollars ________	$360,000.00

3.

SETTLEMENT.  Settlement shall be made on or before March 14, 2006.  If a longer time is required to finance or process a purchase money loan, the date of settlement shall be extended a reasonable time to effect these conditions; provided, however, such extension of time shall not exceed thirty (30) days unless agreed to in writing by Sellers.

4.

TITLE AND POSSESSION.  Upon payment of the whole purchase price, the Sellers agree to execute and deliver to the Buyers, or their assigns Special Warranty Deeds for the properties and further agree to give possession thereof at that time.  Title is to be conveyed subject to liens and encumbrances of public record and all rights-of-way, easements, and restrictions or encumbrances of public record or which inspection of the property would reveal.  If the title shall be found defective and cannot be perfected to the standard set forth herein, then this Agreement shall be null and void and the deposit shall be returned to the Buyers without interest, damages or costs.  Buyers hereby expressly release Sellers and any Agent from all liability for damages arising from any defect in title.

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5.

ADJUSTMENT.  Taxes for 2005 will be paid by H3 LLC.  Taxes for 2006 will be paid by H. M. Flood Business Trust, Ltd.  The expenses of West Virginia documentary stamps and preparation of the Deed of Conveyance shall be borne by the Buyers.

6.

RISK OF LOSS.  It is further understood and agreed that all risk of damage to the property before settlement from fire, storm, vandalism, theft or other hazards are to be the responsibility of the Sellers, and that this contract shall be voidable, at the option of the Buyers, in the event such damage or loss prior to settlement is substantial and at Sellers option is not, or cannot be repaired, replaced or made good within a reasonable period of time by the Sellers.

7.

AGREEMENT OF THE PARTIES.  The parties to this contract mutually agree that it shall be binding upon their respective heirs, devisees, executors, administrators or assigns; that this contract contains the entire agreement between the parties hereto, and that they shall not be bounded by any terms, conditions, statements, warranties, or representations, oral or written, not herein contained.

8.

ADDITIONAL INFORMATION.  The parties hereto agree to procure and furnish the attorney examining title for the Buyers or Buyers’ lending institution copies of any information, material or governmental approvals in the actual possession of Sellers.

9.

SPECIAL CONDITIONS/ADDENDUMS (as described herein):  Buyers shall purchase the property and all improvements thereon in their present condition, “as is,” with no warranty of any kind or nature, including, but not limited to, no warranty of habitability, fitness for a particular use, physical condition or title other than that Sellers have not previously conveyed the property and have created no liens thereon which will not be released upon settlement.  Seller makes no warranty express or implied with respect to the quantity, quality, merchantability or recoverability of any coal, oil, gas or other minerals upon the property.

Buyer: H. M. Flood Business Trust, Ltd.	Seller: H3 LLC date 2-23-06
Signature: /s/ Trustee William O’Dell Harris	Signature: /s/ Member Michael E. Hoeft
Signature: /s/ ______ Trustee John F. Hale, Jr.
Address: 5809 Raven Drive, Charleston, WV 25306	Address: Rt. 1, Box 605, Milton, WV 25541
Telephone: 800-860-8231; Fax: 740-327-1378	Telephone voice: 304-743-3682; Fax: 304-743-9118

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FEIN: 20-6841383	FEIN: 45-0481259

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STATE OF WEST VIRGINIA,

COUNTY OF KANAWHA, to wit:

I,

/s/

, a Notary Public in and for the aforesaid County and State, do hereby certify that Michael E. Hoeft, Member of H3 LLC, whose name is signed to the foregoing writing dated the 23rd day of February, 2006, acknowledged the same before me this 23rd day of February, 2006, in my said County and State, as the duly authorized act and deed of the limited liability company.

Given under my hand this 23rd day of February, 2006

My Commission expires May 14, 2012.

__________/s/______________

Notary Public

STATE OF WEST VIRGINIA,

COUNTY OF KANAWHA, to wit:

I,

/s/

, a Notary Public in and for the aforesaid County and State, do hereby certify that William O’Dell Harris and John F. Hale, Jr. Trustees of H. M. Flood Business Trust, Ltd. whose name is signed to the foregoing writing dated the 23rd day of February, 2006, acknowledged the same before me this 23rd day of February, 2006, in my said County and State, as the duly authorized act and deed of the limited liability company.

Given under my hand this 23rd day of February, 2006

My Commission expires May 14, 2012.

__________/s/______________

Notary Public

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EXHIBIT B

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H3 LLC SALES CONTRACT

THIS AGREEMENT, made this 23rd day of February, 2006 by and between H3 LLC, Route 1, Box 605, Milton, WV 25541, a West Virginia Limited Liability Company hereinafter called the Sellers and the H. M. Flood Business Trust, Ltd, William O’Dell Harris and John F. Hale, Jr. Trustees, 5809 Raven Drive, Charleston, WV 25306 hereinafter called the Buyers.

WITNESSETH:  That in consideration of the mutual promises and covenants contained herein, the parties hereto agree as follows:

1.

SALE.  That the Sellers hereby agree to sell to the Buyers and the Buyers do hereby agree to buy from the Sellers all of the following described property in Fayette County, West Virginia:  O&G 5898.49 New River, New Haven District, Tax ID Number 01-9999-0814-8854-0000, being the Oil and Gas under the surface of Surface Tax Map 114, Parcel 4 and being more fully described in Deed Book 602, page 194.

2.

PURCHASE PRICE.  The Buyers agree to pay to the Sellers and the Sellers agree to accept from the Buyers as full and complete payment for the subject properties the total sum of

A.	One Hundred Twenty Thousand Dollars _______	$120,000.00
B.	Earnest Money Deposit paid herewith in the form of Ten Thousand Dollars ____________________	$10,000.00
C.	Balance to be paid in full at settlement One Hundred Ten Thousand Dollars ___________	$110,000.00

3.

SETTLEMENT.  Settlement shall be made on or before March 14, 2006.  If a longer time is required to finance or process a purchase money loan, the date of settlement shall be extended a reasonable time to effect these conditions; provided, however, such extension of time shall not exceed thirty (30) days unless agreed to in writing by Sellers.  Time is of the essence for the performance of this contract.

4.

TITLE AND POSSESSION.  Upon payment of the whole purchase price, the Sellers agree to execute and deliver to the Buyers, or their assigns Special Warranty Deeds for the properties and further agree to give possession thereof at that time.  Title is to be conveyed subject to liens and encumbrances of public record and all rights-of-way, easements, and restrictions or encumbrances of public record or which inspection of the property would reveal.  If the title shall be found defective and cannot be perfected to the standard set forth herein, then this Agreement shall be null and void and the deposit shall be returned to the Buyers without interest, damages or costs.  Buyers hereby expressly release Sellers and any Agent from all liability for damages arising from any defect in title.

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5.

ADJUSTMENT.  Taxes for 2005 will be paid by H3 LLC.  Taxes for 2006 will be paid by H. M. Flood Business Trust, Ltd.  The expenses of West Virginia documentary stamps and preparation of the Deed of Conveyance shall be borne by the Buyers.

6.

RISK OF LOSS.  It is further understood and agreed that all risk of damage to the property before settlement from fire, storm, vandalism, theft or other hazards are to be the responsibility of the Sellers, and that this contract shall be voidable, at the option of the Buyers, in the event such damage or loss prior to settlement is substantial and at Sellers option is not, or cannot be repaired, replaced or made good within a reasonable period of time by the Sellers.

7.

AGREEMENT OF THE PARTIES.  The parties to this contract mutually agree that it shall be binding upon their respective heirs, devisees, executors, administrators or assigns; that this contract contains the entire agreement between the parties hereto, and that they shall not be bounded by any terms, conditions, statements, warranties, or representations, oral or written, not herein contained.

8.

ADDITIONAL INFORMATION.  The parties hereto agree to procure and furnish the attorney examining title for the Buyers or Buyers’ lending institution copies of any information, material or governmental approvals in the actual possession of Sellers.

9.

SPECIAL CONDITIONS/ADDENDUMS (as described herein):  Buyers shall purchase the property and all improvements thereon in their present condition, “as is,” with no warranty of any kind or nature, including, but not limited to, no warranty of habitability, fitness for a particular use, physical condition or title other than that Sellers have not previously conveyed the property and have created no liens thereon which will not be released upon settlement.  Seller makes no warranty express or implied with respect to the quantity, quality, merchantability or recoverability of any coal, oil, gas or other minerals upon the property.

Buyer: H. M. Flood Business Trust, Ltd.	Seller: H3 LLC date 2-23-06
Signature: /s/ Trustee William O’Dell Harris	Signature: /s/ Member Michael E. Hoeft
Signature: /s/ ______ Trustee John F. Hale, Jr.
Address: 5809 Raven Drive, Charleston, WV 25306	Address: Rt. 1, Box 605, Milton, WV 25541
Telephone: 800-860-8231; Fax: 740-327-1378	Telephone voice: 304-743-3682; Fax: 304-743-9118

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FEIN: 20-6841383	FEIN: 45-0481259

STATE OF WEST VIRGINIA,

COUNTY OF KANAWHA, to wit:

I,

/s/

, a Notary Public in and for the aforesaid County and State, do hereby certify that Michael E. Hoeft, Member of H3 LLC, whose name is signed to the foregoing writing dated the 23rd day of February, 2006, acknowledged the same before me this 23rd day of February, 2006, in my said County and State, as the duly authorized act and deed of the limited liability company.

Given under my hand this 23rd day of February, 2006

My Commission expires May 14, 2012.

__________/s/______________

Notary Public

STATE OF WEST VIRGINIA,

COUNTY OF KANAWHA, to wit:

I,

/s/

, a Notary Public in and for the aforesaid County and State, do hereby certify that William O’Dell Harris and John F. Hale, Jr. Trustees of H. M. Flood Business Trust, Ltd. whose name is signed to the foregoing writing dated the 23rd day of February, 2006, acknowledged the same before me this 23rd day of February, 2006, in my said County and State, as the duly authorized act and deed of the limited liability company.

Given under my hand this 23rd day of February, 2006

My Commission expires May 14, 2012.

__________/s/______________

Notary Public

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EXHIBIT C

Additional Consideration, pursuant to Article 1.1 herein:

1.

Wastech shall tender $1,122,000 in bank or certified funds to HM Trust on or before August 25th, 2006; and

2.

Wastech shall tender $11,750,000 in the form of common stock of Wastech, valued for purposes of this Assignment at $1.00, or 11,750,000 shares; and

3.

Wastech shall execute a $4,000,000 Term Note, bearing interest at 3% per annum, with a maturity date 36 months from the date of Closing of the Master Agreements referenced herein above; and

4.

Wastech shall execute an Employment Agreement with one John F. Hale, Jr., at a rate and with such benefits, retirement or otherwise, mutually agreed upon by the Parties hereto; and further

5.

Wastech shall evaluate the prospective employment of Richard J. Parris at a rate, and with such benefits as the Parties hereto may mutually agree.

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